Metropolitan Series Fund, Inc.
Shareholder Votes (Unaudited)
Annual Report, December 31, 2006

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the shareholders voted for the following proposals:

1. To elect Hugh C.McHaffie as a member of the Board of Directors of the Fund.

For: 1,162,507,515.434
Against: 36,975,992.620
Abstain: 0.000
Total: 1,199,483,508.054


2. To elect Arthur G.Typermass as a member of the Board of Directors of the Fund.

For: 1,162,516,556.250
Against: 36,966,951.804
Abstain: 0.000
Total: 1,199,483,508.054


3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.

For: 1,162,529,651.302
Against: 36,953,856.752
Abstain: 0.000
Total: 1,199,483,508.054


4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.

For: 1,163,128,395.649
Against: 36,358,112.405
Abstain: 0.000
Total: 1,199,483,508.054


5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.

For: 1,162,548,688.911
Agaist: 36,934,810.143
Abstain: 0.000
Total: 1,199,483,508.054


6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.

For: 1,160,935,132.749
Against: 38,548,375.305
Abstain: 0.000
Total: 1,199,483,508.054


7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.

For: 1,163,057,994.683
Against: 36,425,513.371
Abstain: 0.000
Total: 1,199,483,508.054


8. To elect John T. Ludes as a member of the Board of Directors of the Fund.

For: 1,162,429,534.962
Against: 37,053,973.092
Abstain: 0.000
Total: 1,199,483,508.054


9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.

For: 1,163,069,195.905
Against: 36,414,312.149
Abstain: 0.000
Total: 1,199,483,508.054



At a Special Meeting of Shareholders of BlackRock Aggressive Growth Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 39,584,660.901
Against: 1,424,054.780
Abstain: 1,599,682.298
Total: 42,608,397.979


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 40,046,079.650
Against: 1,180,748.821
Abstain: 1,381,569.508
Total: 42,608,397.979


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 39,972,866.361
Against: 1,356,213.204
Abstain: 1,279,318.414
Total: 42,608,397.979


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 39,802,405.658
Against: 1,466,797.062
Abstain: 1,339,195.259
Total: 42,608,397.979


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 39,873,188.603
Against: 1,408,934.096
Abstain: 1,326,275.280
Total: 42,608,397.979


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 40,028,389.252
Against: 1,258,096.068
Abstain: 1,321,912.659
Total: 42,608,397.979


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 39,976,713.564
Against: 1,263,160.095
Abstain: 1,368,524.320
Total: 42,608,397.979


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For:39,951,619.288
Against: 1,354,755.559
Abstain: 1,302,023.132
Total: 42,608,397.979


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 39,824,761.804
Against: 1,449,519.674
Abstain: 1,334,116.501
Total: 42,608,397.979



At a Special Meeting of Shareholders of BlackRock Diversified Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 102,030,148.834
Against: 3,412,399.059
Abstain: 4,111,941.779
Total: 109,554,489.672


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 103,078,915.269
Against: 2,807,163.183
Abstain: 3,668,411.220
Total: 109,554,489.672


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 102,906,049.918
Against: 3,053,499.898
Abstin: 3,594,939.856
Total: 109,554,489.672


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 102,491,143.128
Against: 3,478,038.629
Abstain: 3,585,307.915
Total: 109,554,489.672


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 102,594,977.644
Against: 3,311,688.141
Abstain: 3,647,823.887
Total: 109,554,489.672


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 103,124,092.528
Against: 2,887,780.507
Abstain: 3,542,616.637
Total: 109,554,489.672


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 103,138,580.173
Against: 2,811,139.783
Abstain: 3,604,769.716
Total: 109,554,489.672


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 102,613,138.232
Against: 3,392,511.791
Abstain: 3,548,839.649
Total: 109,554,489.672


9.To revise the Fundamental Investment Restrictions relating to Commodities.

For: 102,727,005.644
Against: 3,275,304.954
Abstain: 3,552,179.074
Total: 109,554,489.672



At a Special Meeting of Shareholders of BlackRock Investment Trust Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 57,970,044.672
Against: 2,333,184.574
Abstain: 2,824,085.623
Total; 63,127,314.869


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 58,647,612.693
Against: 2,020,133.023
Abstain: 2,459,569.153
Total: 63,127,314.869


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 8,700,928.309
Agaist: 2,006,061.663
Abstain: 2,420,324.897
Total: 63,127,314.869


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 58,320,466.105
Against: 2,337,676.988
Abstain: 2,469,171.776
Total: 63,127,314.869


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 58,467,330.289
Against: 2,205,367.650
Abstain: 2,454,616.930
Total: 63,127,314.869


6.To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 58,681,972.061
Against: 1,995,499.541
Abstain: 2,449,843.267
Total: 63,127,314.869


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 58,621,412.940
Against: 2,045,825.889
Abstain: 2,460,076.040
Total: 63,127,314.869


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 58,325,341.826
Against: 2,385,854.703
Abstain: 2,416,118.340
Total: 63,127,314.869


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 58,394,353.429
Against: 2,198,123.898
Abstain: 2,534,837.542
Total: 63,127,314.869



At a Special Meeting of Shareholders of BlackRock Large Cap Value Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 9,859,620.934
Against: 437,649.552
Abstain: 236,208.871
Total: 10,533,479.357


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 9,937,064.273
Against: 328,439.998
Abstain: 267,975.086
Total: 10,533,479.357


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 9,852,597.562
Against: 412,906.709
Abstain: 267,975.086
Total: 10,533,479.357


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 9,847,968.068
Against: 424,561.537
Abstain: 260,949.752
Total: 10,533,479.357


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 9,897,232.444
Against: 394,369.785
Abstain: 241,877.128
Total: 10,533,479.357


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 9,894,966.269
Against: 386,500.704
Abstain: 252,012.384
Total: 10,533,479.357


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 9,913,434.664
Against: 368,032.309
Abstain: 252,012.384
Total: 10,533,479.357


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 9,862,463.929
Against: 416,774.703
Abstain: 254,240.725
Total: 10,533,479.357



At a Special Meeting of Shareholders of BlackRock Strategic Value Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 48,811,888.644
Against: 1,665,778.900
Abstain: 1,232,313.243
Total: 51,709,980.787

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 49,250,368.929
Against: 1,302,959.486
Abstain: 1,156,652.372
Total: 51,709,980.787


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 49,198,531.607
Against: 1,410,559.959
Abstain: 1,100,889.221
Total: 51,709,980.787


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 48,911,424.483
Against: 1,655,036.323
Abstain: 1,143,519.981
Total: 51,709,980.787


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 49,093,900.469
Against: 1,498,718.210
Abstain: 1,117,362.108
Total: 51,709,980.787


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 49,236,191.291
Against: 1,357,213.378
Abstain: 1,116,576.118
Total: 51,709,980.787


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 49,214,152.932
Against: 1,357,392.758
Abstain: 1,138,435.097
Total: 51,709,980.787


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 49,026,180.040
Against: 1,555,311.652
Abstain: 1,128,489.095
Total: 51,709,980.787



At a Special Meeting of Shareholders of FI International Stock Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: For: 38,015,683.339
Against: 1,320,238.392
Abstain: 1,291,083.590
Total: 40,627,005.321


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 38,436,358.991
Against: 1,064,770.419
Abstain: 1,125,875.911
Total: 40,627,005.321


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 38,319,742.713
Against: 1,146,315.273
Abstain: 1,160,947.335
Total: 40,627,005.321


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 38,259,002.020
Against: 1,208,399.405
Abstain: 1,159,603.896
Total: 40,627,005.321


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 38,320,141.499
Against: 1,150,620.394
Abstain: 1,156,243.428
Total: 40,627,005.321

6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 38,522,563.054
Against: 1,002,931.402
Abstain: 1,101,510.865
Total: 40,627,005.321


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 38,510,000.093
Against: 1,053,551.308
Abstain: 1,063,453.920
Total: 40,627,005.321


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 38,292,618.676
Against: 1,226,912.382
Abstain: 1,107,474.263
Total: 40,627,005.321



At a Special Meeting of Shareholders of FI Mid Cap Opportunities Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 53,419,673.412
Against: 2,269,776.441
Abstain: 1,879,582.674
Total: 57,569,032.527


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 53,837,143.132
Against: 1,909,800.613
Abstain: 1,822,088.782
Total: 57,569,032.527


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 53,536,903.780
Against: 2,222,681.852
Abstain: 1,809,446.895
Total: 57,569,032.527


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 53,452,218.565
Against: 2,322,047.299
Abstain: 1,794,766.663
Total: 57,569,032.527


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 53,631,355.517
Against: 2,146,483.982
Abstain: 1,791,193.028
Total: 57,569,032.527


6. To revise the Fundamental Investment Restrictions relating to Real Estate.
For: 54,008,448.451
Against: 1,808,271.874
Abstain: 1,752,312.202
Total: 57,569,032.527


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 53,987,722.550
Against: 1,694,134.303
Abstain: 1,887,175.674
Total: 57,569,032.527


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 54,083,622.196
Against: 1,742,097.132
Abstain: 1,743,313.199
Total: 57,569,032.527


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 53,822,980.259
Against: 1,894,063.363
Abstain: 1,851,988.905
Total: 57,569,032.527



At a Special Meeting of Shareholders of Franklin Templeton Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 10,185,770.887
Against: 240,755.926
Abstain: 258,004.650
Total: 10,684,531.463


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 10,194,269.249
Against: 142,028.331
Abstain: 348,233.883
Total: 10,684,531.463


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 10,189,503.519
Against: 146,794.061
Abstain: 348,233.883
Total: 10,684,531.463


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 10,153,713.664
Against: 190,230.346
Abstain: 340,587.453
Total: 10,684,531.463

5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 10,203,581.881
Against: 124,857.904
Abstain: 356,091.678
Total: 10,684,531.463

6.To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 10,242,124.780
Against: 86,792.450
Abstain: 355,614.233
Total: 10,684,531.463

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 10,234,194.701
Against: 104,407.439
Abstain: 345,929.323
Total: 10,684,531.463

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 10,200,923.566
Against: 109,747.760
Abstain: 373,860.137
Total: 10,684,531.463


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 10,228,645.556
Against: 118,632.845
Abstain: 337,253.062
Total: 10,684,531.463



At a Special Meeting of Shareholders of Harris Oakmark Large Cap Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 41,915,053.143
Against: 1,236,429.725
Abstain: 1,004,890.890
Total: 44,156,373.758

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 42,166,338.898
Against: 1,089,392.995
Abstain: 900,641.865
Total: 44,156,373.758


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 42,213,095.529
Against: 1,057,758.225
Abstain: 885,520.004
Total: 44,156,373.758


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 41,961,726.965
Against: 1,317,084.443
Abstain: 877,562.350
Total: 44,156,373.758


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 42,067,509.790
Against: 1,218,537.882
Abstain: 870,326.086
Total: 44,156,373.758


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 42,240,022.137
Against: 1,042,073.704
Abstain: 874,277.917
Total: 44,156,373.758


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 42,171,066.207
Against: 1,050,563.549
Abstain: 934,744.002
Total: 44,156,373.758


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 42,134,126.113
Against: 1,111,608.903
Abstain: 910,638.742
Total: 44,156,373.758


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 42,064,107.055
Against: 1,199,026.988
Abstain: 893,239.715
Total: 44,156,373.758



At a Special Meeting of Shareholders of Lehman Brothers Aggregate Bond Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 89,988,377.019
Against: 3,088,030.078
Abstain: 2,575,339.981
Total: 95,651,747.078


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 91,210,643.905
Against: 2,241,480.349
Abstain: 2,199,622.824
Total: 95,651,747.078


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 90,886,745.054
Against: 2,420,956.301
Abstain: 2,344,045.723
Total: 95,651,747.078


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 90,393,042.752
Against: 2,796,835.189
Abstain: 2,461,869.137
Total: 95,651,747.078


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 90,893,515.903
Against: 2,647,029.872
Abstain: 2,111,201.303
Total: 95,651,747.078


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 91,138,997.819
Against: 2,318,907.736
Abstain: 2,193,841.523
Total: 95,651,747.078


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 91,320,784.703
Against: 2,171,783.488
Abstain: 2,159,178.887
Total: 95,651,747.078


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 90,555,916.534
Against: 2,599,639.778
Abstain: 2,496,190.766
Total: 95,651,747.078



At a Special Meeting of Shareholders of MetLife Mid Cap Stock Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 27,335,862.484
Against: 973,167.901
Abstain: 614,891.882
Total: 28,923,922.267


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 27,578,809.121
Against: 792,176.240
Abstain: 552,936.906
Total: 28,923,922.267


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 27,528,959.138
Against: 868,279.070
Abstain: 526,684.059
Total: 28,923,922.267


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 27,438,919.558
Against: 924,299.769
Abstain: 560,702.940
Total: 28,923,922.267


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 27,496,102.396
Against: 923,949.156
Abstain: 503,870.715
Total: 28,923,922.267


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 27,501,701.421
Against: 889,675.260
Abstain: 532,545.586
Total: 28,923,922.267


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 27,662,543.926
Against: 732,351.165
Abstain: 529,027.176
Total: 28,923,922.267

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 27,564,129.640
Against: 829,310.983
Abstain: 530,481.644
Total: 28,923,922.267


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 27,423,513.369
Against: 931,767.262
Abstain: 568,641.636
Total: 28,923,922.267



At a Special Meeting of Shareholders of MetLife Stock Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 139,008,519.335
Against: 5,902,876.125
Abstain: 4,464,190.075
Total: 149,375,585.535


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 140,228,925.590
Against: 5,110,940.239
Abstain: 4,035,719.706
Total: 149,375,585.535


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 140,074,199.453
Against: 5,331,605.252
Abstain: 3,969,780.830
Total: 149,375,585.535


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 139,580,241.158
Against: 5,732,641.567
Abstain: 4,062,702.810
Total: 149,375,585.535


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 139,799,477.079
Against: 5,663,554.980
Abstain: 3,912,553.476
Total: 149,375,585.535


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 140,477,927.045
Against: 4,977,473.690
bstain: 3,920,184.800
Total: 149,375,585.535

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 140,410,167.309
Against: 4,947,700.609
Abstain: 4,017,717.617
Total: 149,375,585.535


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 139,765,688.791
Against: 5,765,228.961
Abstain: 3,844,667.783
Total: 149,375,585.535


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 139,786,592.980
Against: 5,529,741.068
Abstain: 4,059,251.487
Total: 149,375,585.535



At a Special Meeting of Shareholders of MFS Total Return Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To approve an amendment to the Advisory Agreement between the Fund, on behalf of MFS Total Return, and the Manager.

For: 3,224,746.009
Against: 67,159.352
Abstain: 121,532.961
Total: 3,413,438.322



At a Special Meeting of Shareholders of Morgan Stanley EAFE Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 33,885,302.139
Against: 1,197,071.446
Abstain: 978,553.515
Total: 36,060,927.100


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 34,119,513.353
Against: 1,051,180.495
Abstain: 890,233.252
Total: 36,060,927.100


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 34,063,200.068
Against: 1,123,241.613
Abstain: 874,485.419
Total: 36,060,927.100


4.To eliminate the Fundamental Investment Restrictions relating to Options.

For: 34,042,606.249
Against: 1,171,651.568
Abstain: 846,669.283
Total: 36,060,927.100


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 34,106,475.256
Against: 1,127,270.898
Abstain: 827,180.946
Total: 36,060,927.100


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 34,156,734.703
Against: 1,057,519.764
Abstain: 846,672.633
Total: 36,060,927.100


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 34,247,816.132
Against: 981,842.054
Abstain: 831,268.914
Total: 36,060,927.100


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 34,145,564.715
Against: 1,055,233.531
Abstain: 860,128.854
Total: 36,060,927.100



At a Special Meeting of Shareholders of Neuberger Berman Mid Cap Value Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 32,826,673.991
Against: 1,264,266.872
Abstain: 1,130,943.224
Total: 35,221,884.087


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 33,096,693.292
Against: 1,034,260.092
Abstain: 1,090,930.703
Total: 35,221,884.087


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 33,027,550.521
Against: 1,115,262.629
Abstain: 1,079,070.937
Total: 35,221,884.087


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 32,952,220.325
Against: 1,165,382.807
Abstain: 1,104,280.955
Total: 35,221,884.087


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 33,043,539.298
Against: 1,147,735.821
Abstain: 1,030,608.968
Total: 35,221,884.087


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 33,191,126.756
Against: 963,745.191
Abstain: 1,067,012.140
Total: 35,221,884.087


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 33,160,975.174
Against: 997,488.910
Abstain: 1,063,420.003
Total: 35,221,884.087


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 33,046,709.303
Against: 1,092,776.397
Abstain: 1,082,398.387
Total: 35,221,884.087

9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 32,968,523.276
Against: 1,169,876.170
Abstain: 1,083,484.641
Total: 35,221,884.087


At a Special Meeting of Shareholders of Oppenheimer Global Equity Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 17,552,313.089
Against: 608,753.932
Abstain: 618,304.290
Total: 18,779,371.311

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 17,695,612.057
Against: 550,463.334
Abstain: 533,295.920
Total: 18,779,371.311


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 17,625,989.484
Against: 600,495.273
Abstain: 552,886.554
Total: 18,779,371.311


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 17,518,429.998
Against: 684,128.057
Abstain: 576,813.256
Total: 18,779,371.311


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 17,599,414.090
Against: 618,354.882
Abstain: 561,602.339
Total: 18,779,371.311


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 17,716,069.733
Against: 521,769.476
Abstain: 541,532.102
Total: 18,779,371.311


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 17,684,247.271
Against: 534,470.250
Abstain: 560,653.790
Total: 18,779,371.311


8. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 17,596,251.479
Against: 590,024.326
Abstain: 593,095.506
Total: 18,779,371.311



At a Special Meeting of Shareholders of Russell 2000 Index Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 27,510,599.149
Against: 1,106,417.902
Abstain: 1,235,167.339
Total: 29,852,184.390


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 27,897,659.982
Against: 844,065.154
Abstain: 1,110,459.254
Total: 29,852,184.390


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 27,855,391.342
Against: 854,794.724
Abstain: 1,141,998.324
Total: 29,852,184.390


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 27,646,499.555
Against: 1,053,526.122
Abstain: 1,152,158.713
Total: 29,852,184.390


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 27,797,903.020
Against: 965,742.083
Abstain: 1,088,539.287
Total: 29,852,184.390


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 27,917,474.625
Against: 805,984.981
Abstain: 1,128,724.784
Total: 29,852,184.390


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 27,892,986.042
Against: 803,802.559
Abstain: 1,155,395.789
Total: 29,852,184.390


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 27,847,643.085
Against: 885,890.507
Abstain: 1,118,650.798
Total: 29,852,184.390


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 27,731,634.931
Against: 941,309.904
Abstain: 1,179,239.555
Total: 29,852,184.390



At a Special Meeting of Shareholders of T. Rowe Price Large Cap Growth Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 23,352,746.500
Against: 779,372.419
Abstain: 1,012,026.251
Total: 25,144,145.170


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 23,752,845.318
Against: 492,280.202
Abstain: 899,019.650
Total: 25,144,145.170


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 23,566,227.796
Against: 677,710.602
Abstain: 900,206.772
Total: 25,144,145.170


4. To eliminate the Fundamental Investment Restrictions relating to
Options.

For: 23,556,910.193
Against: 682,822.118
Abstain: 904,412.859
Total: 25,144,145.170


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 23,546,384.104
Against: 659,134.328
Abstain: 938,626.738
Total: 25,144,145.170


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 23,819,513.305
Against: 409,984.625
Abstain: 914,647.240
Total: 25,144,145.170


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 23,768,544.362
Against: 433,672.729
Abstain: 941,928.079
Total: 25,144,145.170


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 23,573,070.208
Against: 648,619.100
Abstain: 922,455.862
Total: 25,144,145.170


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 23,675,272.251
Against: 511,067.871
Abstain: 957,805.048
Total: 25,144,145.170



At a Special Meeting of Shareholders of T. Rowe Price Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio's shareholders voted for the following proposals:

1. To revise the Fundamental Investment Restrictions relating to Borrowing.

For: 22,736,338.536
Against: 945,238.003
Abstain: 812,469.582
Total: 24,494,046.121


2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.

For: 22,921,225.770
Against: 712,055.352
Abstain: 860,764.999
Total: 24,494,046.121


3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.

For: 22,877,882.490
Against: 760,909.525
Abstain: 855,254.106
Total: 24,494,046.121


4. To eliminate the Fundamental Investment Restrictions relating to Options.

For: 22,818,824.169
Against: 860,461.868
Abstain: 814,760.084
Total: 24,494,046.121


5. To revise the Fundamental Investment Restrictions relating to Making Loans.

For: 22,862,491.903
Against: 823,393.185
Abstain: 808,161.033
Total: 24,494,046.121


6. To revise the Fundamental Investment Restrictions relating to Real Estate.

For: 23,119,912.017
Against: 579,284.090
Abstain: 794,850.014
Total: 24,494,046.121


7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.

For: 23,003,966.277
Against: 629,245.486
Abstain: 860,834.358
Total: 24,494,046.121


8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.

For: 22,963,857.485
Against: 716,170.578
Abstain: 814,018.058
Total: 24,494,046.121


9. To revise the Fundamental Investment Restrictions relating to Commodities.

For: 22,926,165.718
Against: 731,354.861
Abstain: 836,525.542
Total: 24,494,046.121